QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.2

Quarterly Operating Supplement
Second Quarter 2004
June 30, 2004

        This report is for informational purposes only. It should be read in conjunction with documents filed by Assured Guaranty Ltd. with the Securities and Exchange Commission, including our IPO prospectus dated April 22, 2004 and 10-Q dated March 31, 2004.

Cautionary Statement Regarding Forward-Looking Statements:

        Any forward-looking statements made in this supplement reflect the Company's current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. For example, the Company's forward-looking statements, such as its statements regarding PVP, could be affected by a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company's business strategy, contract cancellations, developments in the world's financial and capital markets, more severe losses or more frequent losses associated with products affecting the adequacy of the Company's loss reserve, changes in regulation or tax laws, the Company's dependence on customers, decreased demand or increased competition, loss of key personnel, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, and changes in general economic conditions, as well as management's response to these factors, and other risk factors identified in the Company's filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.
Selected Financial Highlights
(dollars in thousands except per share amounts)

	Quarter Ended June 30, 2004	Quarter Ended June 30, 2003	Percentage Change vs. 2Q 2003	6 Months Ended June 30, 2004	6 Months Ended June 30, 2003	Percentage Change vs. 1H 2003
Premium analysis:
Present value of financial guaranty gross premiums written ("PVP")(1)	$53,645	$39,259	37%	$136,115	$98,502	38%
Present value of installment premiums written in period	(31,567)	(27,672)	14%	(79,422)	(64,063)	24%

Upfront gross premiums writen	22,078	11,587	91%	56,693	34,439	65%
Installment gross premiums written	31,422	43,213	-27%	74,807	64,161	17%

Financial guaranty gross premiums written	$53,500	$54,800	-2%	$131,500	$98,600	33%
Mortgage guaranty	900	8,500	-89%	14,900	16,600	-10%
Other	10,000	18,300	-45%	(83,600)	79,100	-206%

Total gross premiums written	$64,400	$81,600	-21%	$62,800	$194,300	-68%

Net income	$43,116	$42,703	1%	$90,009	$74,454	21%
less: After-tax realized gains (losses) on investments	6,306	1,773	256%	6,337	3,070	106%
less: After-tax unrealized gains (losses) on derivatives	8,959	7,710	16%	12,102	7,421	63%

Operating income(2)	$27,851	$33,220	-16%	$71,569	$63,963	12%

Book value	$1,421,871	$1,329,789	7%	$1,421,871	$1,329,789	7%
Net UPR less DAC—after-tax	222,589	156,155	43%	222,589	156,155	43%
Net present value of installment premiums in- force—after-tax	261,800	216,700	21%	261,800	216,700	21%

Adjusted book value	$1,906,260	$1,702,644	12%	$1,906,260	$1,702,644	12%

ROE, excluding AOCI	12.4%	14.1%	-12%	13.2%	12.5%	6%
less: After-tax realized gains (losses) on investments	1.8%	0.6%	205%	0.9%	0.5%	76%
less: After-tax unrealized gains (losses) on derivatives	2.6%	2.6%	2%	1.8%	1.2%	45%

Operating ROE, excluding AOCI(2)	8.0%	11.0%	-27%	10.5%	10.7%	-2%
Average basic shares outstanding *	75,000,000	75,000,000	0%	75,000,000	75,000,000	0%
Average diluted shares outstanding *	75,000,879	75,000,000	0%	75,000,879	75,000,000	0%
Per diluted share:
Net income	$0.57	$0.57	—	$1.20	$0.99	21%
less: After-tax realized gains (losses) on investments	0.08	0.02	300%	0.08	0.04	106%
less: After-tax unrealized gains (losses) on derivatives	0.12	0.10	20%	0.16	0.10	63%

Operating income	$0.37	$0.45	-18%	$0.95	$0.85	12%

Book value	$18.96	$17.73	7%	$18.96	$17.73	7%
Net UPR less DAC—after-tax	2.97	2.08	43%	2.97	2.08	43%
Net present value of installment premiums in- force—after-tax	3.49	2.89	21%	3.49	2.89	21%

Adjusted book value(3)	$25.42	$22.70	12%	$25.42	$22.70	12%

Financial guaranty par insured
Consolidated claims paying resources
Par insured to consolidated claims paying resources

*
Historical amounts represent shares issued upon the IPO closing

(1)
PVP, which is a non-GAAP measure, represents gross premiums related to financial guaranty contracts written in the current period, including the full amount of upfront installment premiums received and the present value of all installment premiums, discounted at 6% per year. Management, equity analysts and investors use this non-GAAP measure to evaluate the value of new financial guaranty business production for Assured Guaranty, as the GAAP gross premiums written measure does not adequately measure the value of installment premiums on new contracts underwritten in a reporting period.

(2)
Operating income is defined as net income excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments. Operating ROE represents operating income as a percentage of average shareholder's equity, excluding accumulated other comprehensive income "AOCI". We believe the presentation of operating income and operating ROE enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the market interest rates, credit spreads and other factors that management cannot control or predict. This measure should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

(3)
Adjusted book value, which is a non-GAAP measure, is derived by beginning with shareholder's equity (book value) and adding or subtracting the after-tax value of: the financial guaranty net unearned premium reserve; deferred acquisition costs and the present value of estimated net future installment premiums (discounted at 6%). The adjustments described above will not be realized until future periods and may differ materially from the amounts used in determining adjusted book value. Management, investors and analysts use the calculation of adjusted book value to evaluate the net present value of the Company's in-force premium and capital base.

Assured Guaranty Ltd.
Consolidated GAAP Income Statements
(dollars in thousands)

	Quarter Ended June 30			Six Months Ended June 30
			% Change versus 2Q-03			% Change versus 1H-03
	2004	2003		2004	2003
Revenues
Gross written premiums	$64,355	$81,550	-21%	$62,812	$194,285	-68%
Net written premiums	(47,352)	119,044	-140%	(54,223)	223,117	-124%
Net earned premiums	(26,739)	82,147	-133%	59,927	145,735	-59%
Net investment income	23,456	24,003	-2%	47,841	48,104	-1%
Other income	14	265	-95%	546	821	-33%

Total revenues	$(3,269)	$106,415	-103%	$108,314	$194,660	-44%
Expenses
Loss and loss adjustment expenses	(77,417)	35,796	-316%	(53,749)	58,984	-191%
Profit commission expenses	4,847	2,681	81%	10,334	5,650	83%
Acquisition costs	8,437	19,378	-56%	21,544	31,221	-31%
Other operating expenses	26,608	7,535	253%	39,229	19,169	105%
Goodwill expense	—	—	—	1,645	—	—
Interest expense	2,546	1,434	78%	3,980	2,868	39%

Total expenses	$(34,979)	$66,824	-152%	$22,983	$117,892	-81%
Income before provision for income taxes	31,710	39,591	-20%	85,331	76,768	11%
Total provision for income taxes	3,859	6,371	-39%	13,762	12,805	7%
(1)Operating income	$27,851	$33,220	-16%	$71,569	$63,963	12%
After-tax net realized gains on investments	6,306	1,773	256%	6,337	3,070	106%
After-tax unrealized gains on derivative instruments	8,959	7,710	16%	12,102	7,421	63%
Net income	$43,116	$42,703	1%	$90,009	$74,454	21%

(1)
Operating income is defined as net income excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments. Operating ROE represents operating income as a percentage of average shareholder's equity, excluding AOCI. We believe the presentation of operating income and operating ROE enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the market interest rates, credit spreads and other factors that management cannot control or predict. This measure should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

Assured Guaranty Ltd.
Consolidated GAAP Balance Sheets
(dollars in thousands)

	As of
	June 30, 2004	December 31, 2003
Assets
Fixed maturity securities available for sale, at fair value	$1,853,270	$2,052,217
Short-term investments, at cost, which approximates market	178,915	137,517

Total investments	2,032,185	2,189,734
Cash	28,584	32,365
Accrued investment income	21,364	23,758
Deferred acquisition costs	186,812	178,673
Premium receivable	33,155	63,997
Prepaid reinsurance premiums	25,140	10,974
Reinsurance recoverable on ceded losses	200,760	122,124
Due from affiliate	—	115,000
Unrealized gains on derivative financial instruments	13,445	—
Value of reinsurance business assumed	—	14,226
Goodwill	85,417	87,062
Other assets	28,446	19,954

Total assets	$2,655,308	$2,857,867

Liabilities
Unearned premium reserve	$525,351	$625,429
Reserve for losses and loss adjustment expenses	297,197	522,593
Profit commissions payable	56,009	71,237
Reinsurance balances payable	67,480	4,908
Deferred federal income taxes payable	5,213	55,637
Unrealized losses on derivative financial instruments	—	8,558
Funds held by Company under reinsurance contracts	52,040	9,635
Long-term debt	197,311	75,000
Other liabilities	32,836	47,246

Total liabilities	1,233,437	1,420,243
Shareholders' equity
Common stock	759	16,403
Treasury stock	(7,850)	—
Additional paid-in capital	899,062	955,490
Accumulated other comprehensive income	57,978	81,185
Unearned stock grant compensation	(8,112)	(5,479)
Retained earnings	480,034	390,025

Total shareholders' equity	1,421,871	1,437,624
Total liabilities & shareholders' equity	$2,655,308	$2,857,867

Assured Guaranty Ltd.
Segment Results
(dollars in millions)

	Quarter Ended June 30, 2004(1)
	Financial Guaranty Direct	Financial Guaranty Reinsurance(2)	Mortgage Guaranty	Subtotal	Other	Total
Present value of gross premiums written:
Municipal	$2.9	$30.4		$33.4		$33.4
Structured finance	11.4	8.9		20.3		20.3

Total	$14.4	$39.3		$53.6		$53.6
Income statement:
Gross premiums written	$17.7	$35.8	$0.9	$54.4	$10.0	$64.4
Net premiums written	17.3	35.8	0.9	54.0	(101.4)	(47.4)
Net premiums earned	16.1	25.6	15.0	56.7	(83.4)	(26.7)
Loss and loss adjustment expenses	1.6	(0.9)	(3.3)	(2.6)	(74.8)	(77.4)
Profit commission expense	—	0.3	4.3	4.6	0.2	4.8
Acquisition costs	0.1	6.6	1.7	8.4	—	8.4
Operating expenses	4.3	6.9	4.0	15.2	—	15.2
Underwriting gain (loss)	$10.1	$12.7	$8.3	$31.1	$(8.8)	$22.3
Loss and loss adjustment expense ratio	9.9%	-3.5%	-22.0%	-4.6%	89.7%	289.9%
Expense ratio	27.3%	53.9%	66.7%	49.7%	-0.2%	-106.4%

Combined ratio	37.3%	50.4%	44.7%	45.1%	89.4%	183.5%
	Quarter Ended June 30, 2003
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Subtotal	Other	Total
Present value of gross premiums written:
Municipal	$—	$12.6		$12.6		$12.6
Structured finance	15.4	11.3		26.7		26.7

Total	$15.4	$23.8		39.3		$39.3
Income statement:
Gross premiums written	$20.8	$34.0	$8.5	$63.3	$18.3	$81.6
Net premiums written	20.6	33.9	8.2	62.7	56.3	119.0
Net premiums earned	21.2	30.1	9.4	60.7	21.4	82.1
Loss and loss adjustment expenses	6.4	0.9	3.7	11.0	24.8	35.8
Profit commission expense	—	0.9	1.4	2.3	0.4	2.7
Acquisition costs	—	11.9	1.5	13.4	6.0	19.4
Operating expenses	1.9	2.8	0.9	5.6	1.9	7.5
Underwriting gain (loss)	$12.9	$13.6	$1.9	$28.4	$(11.7)	$16.7
Loss and loss adjustment expense ratio	30.2%	3.0%	39.4%	18.1%	115.9%	43.6%
Expense ratio	9.0%	51.8%	40.4%	35.1%	38.8%	36.1%

Combined ratio	39.2%	54.8%	79.8%	53.2%	154.7%	79.7%

(1)
Excludes $11.3 million of operating expenses, related to the accelerated vesting of stock awards at the IPO date.

(2)
Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross premiums written, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Assured Guaranty Ltd.
Segment Results
(dollars in millions)

	Six Months Ended June 30, 2004(1)
	Financial Guaranty Direct	Financial Guaranty Reinsurance(2)	Mortgage Guaranty	Subtotal	Other	Total
Present value of gross premiums written:
Municipal	$2.9	$72.7		$75.7		$75.7
Structured finance	19.3	41.2		60.5		60.5

Total	$22.2	$113.9		$136.1		$136.1
Income statement:
Gross premiums written	$43.3	$88.2	$14.9	$146.4	$(83.6)	$62.8
Net premiums written	42.6	88.2	14.9	145.7	(199.9)	(54.2)
Net premiums earned	56.8	46.0	23.4	126.2	(66.3)	59.9
Loss and loss adjustment expenses	15.0	3.0	(4.5)	13.5	(67.2)	(53.7)
Profit commission expense	—	0.4	9.3	9.7	0.6	10.3
Acquisition costs	1.5	13.7	2.6	17.8	3.8	21.6
Operating expenses	7.6	11.0	5.7	24.3	3.6	27.9
Underwriting gain (loss)	$32.7	$17.9	$10.3	$60.9	$(7.1)	$53.8
Loss and loss adjustment expense ratio	26.4%	6.5%	-19.2%	10.7%	101.4%	-89.6%
Expense ratio	16.0%	54.6%	75.2%	41.0%	-12.1%	99.8%

Combined ratio	42.4%	61.1%	56.0%	51.7%	89.3%	10.2%
	Six Months Ended June 30, 2003
	Financial Guaranty Direct	Financial Guaranty Reinsurance(2)	Mortgage Guaranty	Subtotal	Other	Total
Present value of gross premiums written:
Municipal	$—	$39.3		$39.3		$39.3
Structured finance	36.1	23.1		59.2		59.2

Total	$36.1	$62.4		$98.5		$98.5
Income statement:
Gross premiums written	$34.8	$63.8	$16.6	$115.2	$79.1	$194.3
Net premiums written	34.4	63.0	16.3	113.7	109.4	223.1
Net premiums earned	35.9	47.0	19.0	101.9	43.8	145.7
Loss and loss adjustment expenses	8.4	2.7	4.9	16.0	43.0	59.0
Profit commission expense	—	1.0	4.6	5.6	—	5.6
Acquisition costs	—	17.4	2.5	19.9	11.3	31.2
Operating expenses	4.6	5.9	2.7	13.2	6.1	19.3
Underwriting gain (loss)	$22.9	$20.0	$4.3	$47.2	$(16.6)	$30.6
Loss and loss adjustment expense ratio	23.4%	5.7%	25.8%	15.7%	98.2%	40.5%
Expense ratio	12.8%	51.7%	51.6%	38.0%	39.7%	38.5%

Combined ratio	36.2%	57.4%	77.4%	53.7%	137.9%	79.0%

(1)
Excludes $11.3 million of operating expenses, related to the accelerated vesting of stock awards at the IPO date.

(2)
Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross premiums written, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Assured Guaranty Ltd.
Financial Guaranty PVP, Par Written and Par Outstanding
(dollars in millions)

	Quarter Ended June 30, 2004
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Total
Present value of financial guaranty gross premiums written ("PVP"):	$14.4	$39.3	$53.6
Present value of installment premiums written in period	(14.4)	(17.2)	(31.6)

Upfront gross premiums writen	—	22.1	22.1
Installment gross premiums written	17.7	13.7	31.4

Financial guaranty gross premiums written	$17.7	$35.8	$53.5
Present value of financial guaranty gross premiums written:
Municipal	$2.9	$30.4	$33.4
Structured finance	11.4	8.9	20.3

Total	$14.4	$39.3	$53.6
Par written:
Municipal	$246	$1,590	$1,836
Structured finance	2,444	629	3,074

Total	$2,691	$2,219	$4,910
Par outstanding:
Municipal	$2,321	$52,061	$54,382
Structured finance	23,454	13,514	36,968

Total	$25,775	$65,575	$91,350
Present value of installment premiums in force	$219.7	$147.2	$366.9
Unearned premium reserve	$12.9	$445.0	$457.9

	Quarter Ended June 30, 2003
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Total
Present value of financial guaranty gross premiums written ("PVP"):	$15.4	$23.8	$39.3
Present value of installment premiums written in period	(15.4)	(12.2)	(27.7)

Upfront gross premiums writen	—	11.6	11.6
Installment gross premiums written	20.8	22.4	43.2

Financial guaranty gross premiums written	$20.8	$34.0	$54.8
Present value of financial guaranty gross premiums written:
Municipal	$—	$12.6	$12.6
Structured finance	15.4	11.3	26.7

Total	$15.4	$23.8	$39.3
Par written:
Municipal	$—	$914	$914
Structured finance	1,163	737	1,899

Total	$1,163	$1,651	$2,813
Par outstanding:
Municipal	$2,381	$47,001	$49,382
Structured finance	18,140	12,976	31,116

Total	$20,521	$59,977	$80,498
Present value of installment premiums in force	$205.4	$105.6	$311.1
Unearned premium reserve	$11.8	$343.6	$355.4

Assured Guaranty Ltd.
Financial Guaranty PVP, Par Written and Par Outstanding
(dollars in millions)

	Six Months Ended June 30, 2004
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Total
Present value of financial guaranty gross premiums written ("PVP"):	$22.2	$113.9	$136.1
Present value of installment premiums written in period	(22.2)	(57.2)	(79.4)

Upfront gross premiums writen	—	56.7	56.7
Installment gross premiums written	43.3	31.5	74.8

Financial guaranty gross premiums written	$43.3	$88.2	$131.5
Present value of financial guaranty gross premiums written:
Municipal	$2.9	$72.7	$75.7
Structured finance	19.3	41.2	60.5

Total	$22.2	$113.9	$136.1
Par written:
Municipal	$246	$3,522	$3,769
Structured finance	3,932	1,783	5,715

Total	$4,178	$5,305	$9,483
Par outstanding:
Municipal	$2,321	$52,061	$54,382
Structured finance	23,454	13,514	36,968

Total	$25,775	$65,575	$91,350
Present value of installment premiums in force	$219.7	$147.2	$366.9
Unearned premium reserve	$12.9	$445.0	$457.9

	Six Months Ended June 30, 2003
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Total
Present value of financial guaranty gross premiums written ("PVP"):	$36.1	$62.4	$98.5
Present value of installment premiums written in period	(36.1)	(27.9)	(64.1)

Upfront gross premiums writen	—	34.4	34.4
Installment gross premiums written	34.8	29.4	64.2

Financial guaranty gross premiums written	$34.8	$63.8	$98.6
Present value of financial guaranty gross premiums written:
Municipal	$—	$39.3	$39.3
Structured finance	36.1	23.1	59.2

Total	$36.1	$62.4	$98.5
Par written:
Municipal	$—	$2,193	$2,193
Structured finance	2,375	2,000	4,375

Total	$2,375	$4,193	$6,568
Par outstanding:
Municipal	$2,381	$47,001	$49,382
Structured finance	18,140	12,976	31,116

Total	$20,521	$59,977	$80,498
Present value of installment premiums in force	$205.4	$105.6	$311.1
Unearned premium reserve	$11.8	$343.6	$355.4

Assured Guaranty Ltd.
Fixed Income Investment Portfolio
as of June 30, 2004
(dollars in thousands)

	Amortized Cost	Fair Value	Pre-Tax Book Yield	Duration	Annualized Investment Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$248,484	$255,902	5.14%	5.6	$12,772
Obligations of states and political subdivisions	329,596	338,647	4.50%	7.5	14,832
Insured obligations of state and political subdivisions	451,209	476,461	5.00%	7.8	22,560
Corporate securities	178,340	186,715	5.99%	4.8	10,683
Mortgage-backed securities:
Pass-thrus	386,668	391,623	5.17%	2.0	19,991
PACs	145,364	144,280	4.75%	3.4	6,905
Asset-backed securities	58,748	59,642	5.81%	5.4	3,413

Total fixed maturity securities available for sale	1,798,409	1,853,270	5.07%	5.6	91,156
Short-term investments	178,915	178,915	0.91%	—	1,628

Total investments available for sale	$1,977,324	$2,032,185	4.69%	—	$92,784

	Fair Value	%
Maturity Schedule:
Due within one year	$12,218	0.7%
Due in one to five years	151,316	8.2%
Due in five to ten years	319,539	17.2%
Due in greater than ten years	834,294	45.0%
Mortgage-backed securities	535,903	28.9%

Total	$1,853,270	100.0%
	Fair Value	%
Quality Distribution:
Treasury	$37,247	2.0%
Agency	218,655	11.8%
AAA	1,156,427	62.4%
AA	308,925	16.7%
A	128,750	6.9%
BBB	3,266	0.2%

Total	$1,853,270	100.0%

Assured Guaranty Ltd.

Financial Guaranty Profile
 (dollars in millions)

			Outstanding as of June 30, 2004
	Gross Par Written
Sector					Avg. Rating(8)
	Q2 2004	Q2 2003	Net Par	%
Municipal Finance
General obligation bonds	$698	$137	$12,519	13.7%	A+
Tax backed	128	425	9,406	10.3%	A+
Municipal utilities	82	49	10,829	11.9%	A+
Higher education	10	10	966	1.1%	A+
Housing	21	47	1,155	1.3%	AA-
Transportation	109	44	6,865	7.5%	A
Healthcare	429	132	6,286	6.9%	A
Structured municipal(1)	—	—	3,266	3.6%	AAA
Investor-owned utilities	108	42	2,110	2.3%	A-
Other municipal(2)	250	27	980	1.1%	A

Total Municipal	$1,836	$914	$54,382	59.5%	A+
Structured Finance
CDO's(3)	$1,066	$647	$16,751	18.3%	AA+
Consumer receivables(4)	473	216	3,962	4.3%	A+
Single name corporate CDS(5)	—	30	1,900	2.1%	A+
Commercial Receivables(6)	254	423	5,470	6.0%	AA-
Mortgage-backed & home equity	1,136	344	7,031	7.7%	A+
Other structured finance(7)	145	239	1,855	2.0%	A+

Total Structured Finance	$3,074	$1,899	$36,968	40.5%	AA
Total Exposure	$4,910	$2,813	$91,350	100.0%	AA-

1.
Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

2.
Other municipal: primarily includes student loans and government-sponsored project finance.

3.
Collateralized debt obligations (CDO's) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

4.
Consumer receivables: principally includes auto loan receivables and credit card receivables.

5.
Single name corporate CDS includes CDS of Investor-owned utilities.

6.
Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

7.
Other structured Finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

8.
Ratings are internally determined based on rating agency guidelines.

Assured Guaranty Ltd.
Ratings Distribution
(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

Ratings *	June 30, 2004 Net Par Outstanding	%	December 31, 2003 Net Par Outstanding	%
AAA	$28,272	30.9%	$26,374	30.1%
AA	18,762	20.5%	17,587	20.1%
A	29,998	32.8%	30,008	34.3%
BBB	12,878	14.1%	12,051	13.8%
Below investment grade	1,440	1.6%	1,505	1.7%

	$91,350	100%	$87,524	100%

Assured Guaranty Corp.

Distribution by Ratings of Financial Guaranty Portfolio

Ratings *	June 30, 2004 Net Par Outstanding	%	December 31, 2003 Net Par Outstanding	%
AAA	$22,369	29.5%	$22,268	28.4%
AA	16,036	21.1%	16,211	20.7%
A	25,014	33.0%	27,208	34.7%
BBB	10,994	14.5%	11,258	14.4%
Below investment grade	1,436	1.9%	1,454	1.9%

	$75,849	100%	$78,399	100%

Assured Guaranty Re International

Distribution by Ratings of Financial Guaranty Portfolio

Ratings *	June 30, 2004 Net Par Outstanding	%	December 31, 2003 Net Par Outstanding	%
AAA	$5,904	38.1%	$4,106	45.0%
AA	2,726	17.6%	1,375	15.1%
A	4,983	32.1%	2,800	30.7%
BBB	1,884	12.2%	793	8.7%
Below investment grade	4	0.0%	50	0.6%

	$15,501	100%	$9,125	100%

        * Assured Guaranty internal rating

Assured Guaranty Ltd.
Geographic Distribution
(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio, as of June 30, 2004

U.S.:	Net Par Outstanding	%	International:	Net Par Outstanding	%
California	$7,200	7.9%	United Kingdom	$4,735	5.2%
New York	5,584	6.1%	Australia	526	0.6%
Texas	3,221	3.5%	Brazil	352	0.4%
Illinois	2,850	3.1%	France	336	0.4%
Florida	2,803	3.1%	Italy	202	0.2%
New Jersey	2,338	2.6%	Other	1,962	2.1%

Pennsylvania	1,996	2.2%	Total International	$8,113	8.9%

Massachusetts	1,857	2.0%
Puerto Rico	1,792	2.0%
Washington	1,578	1.7%	Total	$91,350	100.0%

Other—Muni	19,821	21.7%
Other—Non Muni	32,197	35.2%

Total U.S.	$83,237	91.1%

Assured Guaranty Corp.

Geographic Distribution of Financial Guaranty Portfolio, as of June 30, 2004

U.S.:	Net Par Outstanding	%	International:	Net Par Outstanding	%
California	$6,175	8.1%	United Kingdom	$3,680	4.9%
New York	4,471	5.9%	Australia	431	0.6%
Texas	2,900	3.8%	Brazil	338	0.4%
Illinois	2,564	3.4%	France	215	0.3%
Florida	2,421	3.2%	Italy	186	0.2%
New Jersey	1,975	2.6%	Other	933	1.2%

Pennsylvania	1,790	2.4%	Total International	$5,783	7.6%

Massachusetts	1,615	2.1%
Puerto Rico	1,444	1.9%
Washington	1,245	1.6%	Total	$75,849	100.0%

Other—Muni	16,110	21.2%
Other—Non Muni	27,355	36.1%

Total U.S.	$70,066	92.4%

Assured Guaranty Re International

Geographic Distribution of Financial Guaranty Portfolio, as of June 30, 2004

U.S.:	Net Par Outstanding	%	International:	Net Par Outstanding	%
New York	$1,113	7.2%	United Kingdom	$1,055	6.8%
California	1,026	6.6%	Germany	345	2.2%
Ohio	458	3.0%	France	121	0.8%
Florida	382	2.5%	Netherlands	117	0.8%
New Jersey	364	2.3%	Japan	109	0.7%
Puerto Rico	348	2.2%	Other	582	3.8%

Wisconsin	333	2.2%	Total International	$2,330	15.0%

Washington	333	2.1%
Texas	321	2.1%
Alabama	318	2.0%	Total	$15,501	100.0%

Other—Muni	3,335	21.5%
Other—Non Muni	4,841	31.2%

Total U.S.	$13,171	85.0%

Assured Guaranty Ltd.
CDO and Credit Derivative Ratings Distribution
(dollars in millions)

Distribution by Ratings of CDO and Credit Derivative Exposure

Ratings*	June 30, 2004 Net Par Outstanding	%	December 31, 2003 Net Par Outstanding	%
AAA	$20,785	76.9%	$20,703	76.1%
AA	2,548	9.4%	2,534	9.3%
A	2,443	9.0%	2,575	9.5%
BBB	1,182	4.4%	1,216	4.5%
Below investment grade	79	0.3%	158	0.6%

	$27,036	100%	$27,187	100%

Assured Guaranty Corp.

Distribution by Ratings of CDO and Credit Derivative Exposure

Ratings*	June 30, 2004 Net Par Outstanding	%	December 31, 2003 Net Par Outstanding	%
AAA	$16,122	79.8%	$17,584	74.9%
AA	2,043	10.1%	2,342	10.0%
A	1,273	6.3%	2,420	10.3%
BBB	678	3.4%	1,011	4.3%
Below investment grade	79	0.4%	135	0.6%

	$20,195	100%	$23,491	100%

Assured Guaranty Re International

Distribution by Ratings of CDO and Credit Derivative Exposure

Ratings*	June 30, 2004 Net Par Outstanding	%	December 31, 2003 Net Par Outstanding	%
AAA	$4,662	68.1%	$3,119	84.4%
AA	505	7.4%	192	5.2%
A	1,170	17.1%	155	4.2%
BBB	504	7.4%	206	5.6%
Below investment grade	—	0.0%	24	0.6%

	$6,842	100%	$3,695	100%

*
Assured Guaranty internal rating

Assured Guaranty Ltd.
25 Largest Municipal Exposures
as of June 30, 2004
(dollars in millions)

Revenue Source	Net Par In Force *	Rating **
California State General Obligation & Leases	$899	BBB
Long Island Power Authority	720	A-
New Jersey State General Obligation & Leases	702	AA
New York City General Obligation	642	A
Denver Colorado Airport System	632	A
Jefferson County Alabama Sewer	606	A
Chicago Illinois General Obligation	589	A+
Massachusetts State GO & Bay Transportation & Leases	559	AA-
Puerto Rico Electric Power Authority	544	A-
New York State Metro Trans Auth—Trans Revenue	535	A
New York City Municipal Water Finance Authority	526	AA
San Francisco California Airport	489	A
Energy Northwest (FKA WPPSS)	480	AA-
Puerto Rico General Obligation & Leases	467	A-
New York State General Obligation	428	AA
Mental Health Services Facilities—New York	398	AA-
Houston Texas Water & Sewer System	393	A+
Los Angeles County Metro Trans—Sales Tax—1st	356	AA
Dade County Florida Water & Sewer System	327	A
Illinois State General Obligation & Leases	306	AA
Chicago Illinois Public Building—Board of Education	296	A+
Municipal Electric Authority of Georgia	295	A
Los Angeles County California Pension Obligation	274	A-
Pennsylvania State General Obligation	273	AA
Chicago O'Hare International Airport	271	A-

Total Top 25 Municipal Finance Exposures	$12,008

*
Excludes Net Par In Force for transactions insured by a AAA monoline financial guaranty company

**
Assured Guaranty internal rating

Assured Guaranty Ltd.

25 Largest Structured Finance Exposures
as of June 30, 2004
 (dollars in millions)

Revenue Source	Net Par In Force *	Rating **
Private Structured Finance Corporate Pool	$884	AAA
Synthetic CDO — IG Corporate	740	AAA
Argent Securities Inc. 2003-W6 — RMBS	680	BBB+
Synthetic CDO — IG ABS	594	AAA
Synthetic CDO — IG ABS	569	AAA
Synthetic CDO — IG Corporate	557	A+
Synthetic Credit Card Master Trust	550	AAA
Synthetic CDO — IG Corporate	500	AAA
Synthetic CDO — IG Corporate	470	AA
Synthetic CDO — IG Corporate	440	AAA
Synthetic CDO — IG Corporate	440	AAA
Synthetic CDO — IG Corporate	430	AAA
Providian Gateway Master Trust	417	BB+
Synthetic CDO — IG Corporate	410	AAA
Private Residential Mortgage Backed Securities	395	AAA
Synthetic CDO — IG Corporate	360	AAA
Synthetic CDO — IG Corporate	360	AAA
Synthetic CDO — IG Corporate	347	AAA
Private Residential Mortgage Backed Securities	312	AAA
Synthetic CDO — IG Corporate	300	AAA
Synthetic CDO — IG Corporate	288	BBB+
Synthetic CDO — IG CDO	281	AAA
Metris Master Credit Card Trust	281	BB
Synthetic CDO — IG Corporate	278	AAA
Synthetic Commercial Mortgage Backed Securities	277	AAA

Total Top 25 Structured Finance Exposures	$11,158

*
Excludes Net Par In Force for transactions insured by a AAA monoline financial guaranty company

**
Assured Guaranty internal rating

Assured Guaranty Ltd.
Largest Single Name Corporate / Sovereign CDS Exposures
as of June 30, 2004
(dollars in millions)

Obligor	Net Par In Force*	Rating**
General Electric Company	$60	AAA
Japan Republic Sovereign Obligation	50	AA-
American International Group, Inc. (AIG)	50	AAA
Allianz AG	50	AA-
FNMA—Fannie Mae	45	AAA
France Telecom	40	BBB+
Deutsche Telekom AG	40	BBB+
Citigroup, Inc.	39	AA-
Oesterreichische Elektrizitaertswirtschafts AG	36	A
Zurich Insurance Company	35	A

Total Top 10 Single Name/Sovereign CDS Exposure	$444
Single Name Corporate CDS by Rating	2Q 2004	Gross Par Written 2Q 2003	Net Par Outstanding
AAA	$—	$—	419
AA	—	30	333
A	—	—	878
BBB	—	—	269
Below investment grade	—	—	—

Total	$—	$30	$1,900
	Outstanding Net Par
Single Name Corporate CDS Run-off
	2004***	2005	2006	2007	2008
Beginning Outstanding Par	$1,900	$1,693	$704	$518	$292
Scheduled Runoff Amount	$207	$988	$186	$226	$100

Ending Outstanding Par	$1,693	$704	$518	$292	$192

*
Excludes Net Par In Force for transactions insured by a AAA monoline financial guaranty company

**
Assured Guaranty internal rating

***
Beginning balance as of July 1, 2004

Assured Guaranty Ltd.
Statutory Capital & Claims Paying Resources
(dollars in millions)

	As of June 30, 2004			As of December 31, 2003
	AGC	AGR(1)	Consolidated	AGC	AGR(1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve(2)	$449	$123	$572	$467	$233	$699
Contingency rserve	438	—	438	400	—	400
Policyholders' surplus	306	601	907	256	560	816
Loss & loss adjustment expense reserves	32	174	207	55	390	445

Total policyholders' surplus & reserve	$1,225	$898	$2,123	$1,177	$1,183	$2,360

Claims paying resources
Policyholder's surplus	$306	$601	$907	$256	$560	$816
Contingency reserve	438	—	438	400	—	400

Statutory capital	744	601	1,345	656	560	1,216
Unearned premium reserve(2)	449	123	572	467	233	699
Loss & loss adjustment expense reserves	32	174	207	55	390	445

Total policyholders' reserves	481	297	778	522	623	1,144
Present value of installment premium	286	81	367	293	52	345
Standby line of credit/stop loss	255	—	255	255	—	255

Total claims paying resources	$1,766	$979	$2,745	$1,726	$1,235	$2,960

(1)
AGR numbers are our estimate of US statutory as the company files Bermuda statutory financial statements

(2)
Unearned Premium Reserve for AGR is GAAP based and net of Prepaid Reinsurance Premiums

Assured Guaranty Corp.
Consolidated GAAP Income Statements
(dollars in thousands)

	Quarter Ended June 30			Six Months Ended June 30
			% Change versus 2Q-03			% Change versus 1H-03
	2004	2003		2004	2003
Revenues
Gross written premiums	$45,963	$61,507	-25%	$93,933	$115,321	-19%
Net written premiums	(6,695)	100,400	-107%	40,870	152,745	-73%
Net earned premiums	$7,089	$52,493	-86%	$45,022	$87,503	-49%
Net investment income	13,201	11,356	16%	25,943	22,807	14%
Other income	—	286	-100%	—	507	-100%

Total revenues	$20,290	$64,135	-68%	$70,965	$110,817	-36%
Expenses
Loss and loss adjustment expenses	(22,160)	14,869	-249%	(13,447)	22,904	-159%
Profit commission expenses	(181)	894	-120%	122	913	-87%
Acquisition costs	2,959	16,047	-82%	12,146	25,832	-53%
Other operating expenses	13,697	4,686	192%	24,613	10,024	146%
Goodwill impairment	—	—	—	1,645	—	—
Interest expense	1,831	—	—	1,831	—	—

Total expenses	$(3,854)	$36,496	-111%	$26,910	$59,673	-55%
Income before provision for income taxes	24,144	27,639	-13%	44,055	51,144	-14%
Total provision for income taxes	5,654	7,487	-24%	10,604	13,562	-22%
(1)Operating income	$18,490	$20,152	-8%	$33,451	$37,582	-11%
After-tax net realized gains on investments	(132)	572	-123%	(132)	1,458	-109%
After-tax unrealized gains (losses) on derivative instruments	10,960	7,153	53%	17,415	4,268	308%

Net income	$29,318	$27,877	5%	$50,734	$43,308	17%

(1)
Operating income is defined as net income excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments. Operating ROE represents operating income as a percentage of average shareholder's equity, excluding AOCI. We believe the presentation of operating income and operating ROE enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the market interest rates, credit spreads and other factors that management cannot control or predict. This measure should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

Assured Guaranty Corp.
Consolidated GAAP Balance Sheets
(dollars in thousands)

	As of
	June 30, 2004	December 31, 2003
Assets
Fixed maturity securities available for sale, at fair value	$1,119,864	$1,126,723
Short-term investments, at cost, which approximates market	84,761	56,738

Total investments	1,204,625	1,183,461
Cash	14,280	22,075
Accrued investment income	14,374	14,031
Deferred acquisition costs	150,934	146,926
Premium receivable	35,070	28,434
Prepaid reinsurance premiums	20,543	7,254
Reinsurance recoverable on ceded losses	29,882	—
Funds held under reinsurance contracts	2,081	1,816
Goodwill	85,417	87,062
Other assets	8,552	13,126

Total assets	$1,565,758	$1,504,185

Liabilities
Unearned premium reserve	$398,163	$389,027
Reserve for losses and loss adjustment expenses	110,234	106,252
Profit commissions payable	3,887	4,007
Reinsurance balances payable	51,818	5,183
Deferred federal income taxes payable	26,514	78,054
Unrealized losses on derivative financial instruments	(8,652)	18,141
Funds held by Company under reinsurance contracts	5,055	5,055
Long-term debt	197,311	—
Other liabilities	40,402	19,340

Total liabilities	824,732	625,059
Shareholder's equity
Common stock	15,025	15,025
Additional paid-in capital	188,428	353,256
Accumulated other comprehensive income	24,907	45,285
Unearned stock grant compensation	(6,477)	(2,849)
Retained earnings	519,143	468,409

Total shareholder's equity	741,026	879,126
Total liabilities & shareholder's equity	$1,565,758	$1,504,185

Assured Guaranty Corp.
Financial Guaranty Profile
(dollars in millions)

	Outstanding as of June 30, 2004
Sector	Net Par	%	Avg. Rating(8)
Municipal Finance
General obligation bonds	$9,942	13.1%	A+
Tax backed	8,207	10.8%	A+
Municipal utilities	8,925	11.8%	A
Higher education	835	1.1%	A+
Housing	996	1.3%	AA-
Transportation	5,951	7.8%	A
Healthcare	5,419	7.1%	A
Structured municipal(1)	2,414	3.2%	AAA
Investor-owned utilities	1,819	2.4%	A-
Other municipal(2)	814	1.1%	A

Total Municipal	$45,322	59.8%	A+
Structured Finance
CDO's(3)	$14,394	19.0%	AA+
Consumer receivables(4)	3,604	4.8%	A+
Single name corporate CDS(5)	—	0.0%	A+
Commercial Receivables(6)	5,043	6.6%	AA-
Mortgage-backed & home equity	5,996	7.9%	A+
Other structured finance(7)	1,489	2.0%	A+

Total Structured Finance	$30,527	40.2%	AA
Total Exposure	$75,849	100.0%	AA-

(1)
Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2)
Other municipal: primarily includes student loans and government-sponsored project finance.

(3)
Collateralized debt obligations (CDO's) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4)
Consumer receivables: principally includes auto loan receivables and credit card receivables.

(5)
Single name corporate CDS: Exposure ceded to Assured Guaranty International Re Ltd in 2004.

(6)
Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(7)
Other structured Finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(8)
Ratings are internally determined based on rating agency guidelines

Assured Guaranty Corp.
25 Largest Municipal Exposures
as of June 30, 2004
(dollars in millions)

Revenue Source	Net Par In Force *	Rating **
New Jersey State General Obligation & Leases	$702	AA
California State General Obligation & Leases	650	BBB
Massachusetts State GO & Bay Transportation & Leases	499	AA-
New York State Metro Trans Auth—Trans Revenue	476	A
Chicago Illinois General Obligation	475	A+
Denver Colorado Airport System	472	A
Long Island Power Authority	467	A-
Puerto Rico General Obligation & Leases	466	A-
Puerto Rico Electric Power Authority	464	A-
Jefferson County Alabama Sewer	448	A
San Francisco California Airport	434	A
Energy Northwest (FKA WPPSS)	411	AA-
New York City General Obligation	405	A
New York State General Obligation	393	AA
New York City Municipal Water Finance Authority	388	AA
Houston Texas Water & Sewer System	382	A+
Los Angeles County Metro Trans—Sales Tax—1st	314	AA
Illinois State General Obligation & Leases	299	AA
Municipal Electric Authority of Georgia	295	A
Chicago Illinois Public Building—Board of Education	291	A+
Pennsylvania State General Obligation	269	AA
Massachusetts State Turnpike Authority—Metro	267	A-
Dade County Florida Water & Sewer System	264	A
Mental Health Services Facilities—New York	250	AA-
Intermountain Power Agency	243	A+

Total Top 25 Municipal Finance Exposures	$10,023

*
Excludes Net Par In Force for transactions insured by a AAA monoline financial guaranty company

**
Assured Guaranty internal rating

Assured Guaranty Corp.
25 Largest Structured Finance Exposures
as of June 30, 2004
(dollars in millions)

Revenue Source	Net Par In Force *	Rating **
Private Structured Finance Corporate Pool	$884	AAA
Argent Securities Inc. 2003-W6—RMBS	680	BBB+
Synthetic CDO—IG ABS	594	AAA
Synthetic CDO—IG ABS	569	AAA
Synthetic CDO—IG Corporate	557	A+
Synthetic Credit Card Master Trust	550	AAA
Synthetic CDO—IG Corporate	540	AAA
Synthetic CDO—IG Corporate	500	AAA
Synthetic CDO—IG Corporate	470	AA
Synthetic CDO—IG Corporate	440	AAA
Synthetic CDO—IG Corporate	430	AAA
Synthetic CDO—IG Corporate	417	AAA
Private Residential Mortgage Backed Securities	395	AAA
Providian Gateway Master Trust	360	BB+
Synthetic CDO—IG Corporate	360	AAA
Synthetic CDO—IG Corporate	350	AAA
Synthetic CDO—IG Corporate	347	AAA
Synthetic CDO—IG Corporate	344	AAA
Private Residential Mortgage Backed Securities	312	AAA
Synthetic CDO—IG Corporate	300	AAA
Synthetic CDO—IG Corporate	288	BBB+
Synthetic CDO—IG CDO	281	AAA
Metris Master Credit Card Trust	281	BB
Synthetic CDO—IG Corporate	278	AAA
Synthetic Commercial Mortgage Backed Securities	277	AAA

Total Top 25 Structured Finance Exposures	$10,801

*
Excludes Net Par In Force for transactions insured by a AAA monoline financial guaranty company

**
Assured Guaranty internal rating

Assured Guaranty Re International
Consolidated GAAP Income Statements
(dollars in thousands)

	Quarter Ended June 30			6 Months Ended June 30
			% Change versus 1Q-03			% Change versus 1H-03
	2004	2003		2004	2003
Revenues
Gross written premiums	$26,969	$22,939	18%	$(20,385)	$85,628	-124%
Net written premiums	(40,657)	18,644	-318%	(95,093)	70,372	-235%
Net earned premiums	$(33,828)	$29,654	-214%	$14,905	$58,232	-74%
Net investment income	10,250	12,644	-19%	21,890	25,293	-13%
Other income	—	2	-100%	554	360	54%

Total revenues	$(23,578)	$42,300	-156%	$37,349	$83,885	-55%
Expenses
Loss and loss adjustment expenses	(55,258)	20,927	-364%	(40,303)	36,080	-212%
Profit commission expenses	5,028	1,787	181%	10,212	4,737	116%
Acquisition costs	5,477	4,348	26%	9,399	4,830	95%
Other operating expenses	6,873	2,766	148%	8,643	8,993	-4%

Total expenses	$(37,880)	$29,828	-227%	$(12,049)	$54,640	-122%
Income before provision for income taxes	14,302	12,472	15%	49,398	29,245	69%
Total provision for income taxes	(1,596)	1,903	-184%	3,856	4,721	-18%
(1)Operating Income	$15,898	$10,569	50%	$45,542	$24,524	86%
After-tax net realized gains on investments	6,438	1,201	436%	6,469	1,612	301%
After-tax unrealized gains (losses) on derivative instruments	(2,001)	557	-459%	(5,313)	3,153	-269%

Net income	$20,335	$12,327	65%	$46,698	$29,289	59%

(1)
Operating income is defined as net income excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments. Operating ROE represents operating income as a percentage of average shareholder's equity, excluding AOCI. We believe the presentation of operating income and operating ROE enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the market interest rates, credit spreads and other factors that management cannot control or predict. This measure should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

Assured Guaranty Re International
Consolidated GAAP Balance Sheets
(dollars in thousands)

	As of
	June 30, 2004	December 31, 2003
Assets
Fixed maturity securities available for sale, at fair value	$733,406	$925,494
Short-term investments, at cost, which approximates market	94,154	80,779

Total investments	827,560	1,006,273
Cash	13,266	9,622
Accrued investment income	6,990	9,727
Deferred acquisition costs	32,428	28,297
Premium receivable	10,076	155,631
Prepaid reinsurance premiums	10,733	7,685
Reinsurance recoverable on ceded losses	173,157	122,124
Value of reinsurance business assumed	—	14,226
Funds held under reinsurance contracts	6,636	6,520
Other assets	12,919	7,343

Total assets	$1,093,765	$1,367,448

Liabilities
Unearned premium reserve	$133,323	$240,367
Reserve for losses and loss adjustment expenses	189,243	416,341
Profit commissions payable	52,122	67,230
Deferred federal income taxes payable	(21,664)	(22,781)
Reinsurance balances payable	27,653	4,857
Unrealized losses on derivative financial instruments	(7,322)	(12,112)
Funds held by Company under reinsurance contracts	52,040	9,635
Other liabilities	7,593	31,611

Total liabilities	432,988	735,148
Shareholder's equity
Common stock	1,378	1,378
Additional paid-in capital	387,862	386,222
Accumulated other comprehensive income	13,694	35,799
Unearned stock grant compensation	(308)	(2,552)
Retained earnings	258,151	211,453

Total shareholder's equity	660,777	632,300
Total liabilities & shareholder's equity	$1,093,765	$1,367,448

Assured Guaranty Re International
Financial Guaranty Profile
(dollars in millions)

	Outstanding as of June 30, 2004
Sector	Net Par	%	Avg. Rating(8)
Municipal Finance
General obligation bonds	$2,576	16.6%	A+
Tax backed	1,199	7.7%	A+
Municipal utilities	1,904	12.3%	A+
Higher education	132	0.8%	AA-
Housing	159	1.0%	A+
Transportation	915	5.9%	A
Healthcare	867	5.6%	AA-
Structured municipal(1)	851	5.5%	AAA
Investor-owned utilities	291	1.9%	A-
Other municipal(2)	165	1.1%	BBB+

Total Municipal	$9,060	58.4%	A+
Structured Finance
CDO's(3)	$2,357	15.2%	AAA
Consumer receivables(4)	358	2.3%	A-
Single name corporate CDS(5)	1,900	12.3%	A+
Commercial Receivables(6)	426	2.8%	A+
Mortgage-backed & home equity	1,034	6.7%	A-
Other structured finance(7)	366	2.4%	A+

Total Structured Finance	$6,441	41.6%	AA-
Total Exposure	$15,501	100.0%	AA-

(1)
Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2)
Other municipal: primarily includes student loans and government-sponsored project finance.

(3)
Collateralized debt obligations (CDO's) are structured financings backed by a pool of investment grade assets. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4)
Consumer receivables: principally includes auto loan receivables and credit card receivables.

(5)
Single name corporate CDS includes CDS of Investor-owned utilities.

(6)
Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(7)
Other structured Finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(8)
Ratings are internally determined based on rating agency guidelines.

Assured Guaranty Ltd.
Annual Financial and Statistical Data
(dollars in millions)

	2003	2002	2001	2000
GAAP Summary Income Statement Data
Gross premiums written	$349.2	$417.2	$442.9	$206.0
Net earned premiums	310.9	247.4	293.5	140.7
Net investment income	96.3	97.2	99.5	98.1
Total expenses	266.1	218.8	282.8	131.8
Income before income taxes	246.2	83.2	110.1	118.1
Net income	214.5	72.6	63.8	93.2
Operating income	127.3	115.7	96.1	87.6
Net income per diluted common share	2.86	0.97	0.85	1.24
Operating income per diluted common share	1.70	1.54	1.28	1.17

GAAP Summary Balance Sheet Data
Total investments and cash	$2,222.1	$2,061.9	$1,710.8	$1,549.6
Total assets	2,857.9	2,719.9	2,322.1	1,913.7
Unearned premium reserve	625.4	613.3	500.3	444.6
Loss and LAE reserves	522.6	458.8	401.1	171.0
Long-term debt	75.0	75.0	150.0	150.0
Shareholders' equity	1,437.6	1,257.2	1,061.6	994.5
Book value per share	19.17	16.76	14.15	13.26

AGC Statutory Data
Net income	$66.6	$46.2	$44.9	$60.5
Policyholders' surplus	255.6	287.0	334.0	323.4
Contingency reserve	400.0	307.0	223.1	180.6

Statutory Capital	655.6	594.0	557.2	504.0
Unearned premium reserve	466.7	369.9	351.5	330.2
Present value of installment premiums	293.3	220.4	149.2	89.1
Premium resources	760.0	590.3	500.7	419.3
Loss and LAE reserves	58.9	42.4	18.2	16.0
Standby line of credit / stop loss	255.0	415.0	450.0	250.0

Total Claims-Paying Resources	1,729.5	1,641.6	1,526.1	1,189.3

Financial Ratios
Consolidated GAAP
Loss and LAE ratio	46.5%	48.6%	60.5%	21.6%
Expense ratio	37.2%	35.5%	30.6%	61.2%
Combined ratio	83.7%	84.1%	91.1%	82.8%
AGC Statutory
Loss and LAE ratio	25.9%	35.4%	18.3%	-0.7%
Expense ratio	31.5%	44.8%	50.2%	45.8%
Combined ratio	57.4%	80.2%	68.5%	45.1%

Other Financial Information
Net debt service outstanding	$130,047	$124,082	$117,909	$102,744
Net par amount outstanding	87,524	80,394	75,249	65,756

QuickLinks

  Exhibit 99.2
Quarterly Operating Supplement Second Quarter 2004 June 30, 2004
Assured Guaranty Ltd. Selected Financial Highlights (dollars in thousands except per share amounts)
Assured Guaranty Ltd. Consolidated GAAP Income Statements (dollars in thousands)
Assured Guaranty Ltd. Consolidated GAAP Balance Sheets (dollars in thousands)
Assured Guaranty Ltd. Segment Results (dollars in millions)
Assured Guaranty Ltd. Segment Results (dollars in millions)
Assured Guaranty Ltd. Financial Guaranty PVP, Par Written and Par Outstanding (dollars in millions)
Assured Guaranty Ltd. Financial Guaranty PVP, Par Written and Par Outstanding (dollars in millions)
Assured Guaranty Ltd. Fixed Income Investment Portfolio as of June 30, 2004 (dollars in thousands)
Assured Guaranty Ltd.
Assured Guaranty Ltd. Ratings Distribution (dollars in millions)
Assured Guaranty Corp.
Assured Guaranty Re International
Assured Guaranty Ltd. Geographic Distribution (dollars in millions)
Assured Guaranty Corp.
Assured Guaranty Re International
Assured Guaranty Ltd. CDO and Credit Derivative Ratings Distribution (dollars in millions)
Assured Guaranty Corp.
Assured Guaranty Re International
Assured Guaranty Ltd. 25 Largest Municipal Exposures as of June 30, 2004 (dollars in millions)
Assured Guaranty Ltd.
Assured Guaranty Ltd. Largest Single Name Corporate / Sovereign CDS Exposures as of June 30, 2004 (dollars in millions)
Assured Guaranty Ltd. Statutory Capital & Claims Paying Resources (dollars in millions)
Assured Guaranty Corp. Consolidated GAAP Income Statements (dollars in thousands)
Assured Guaranty Corp. Consolidated GAAP Balance Sheets (dollars in thousands)
Assured Guaranty Corp. Financial Guaranty Profile (dollars in millions)
Assured Guaranty Corp. 25 Largest Municipal Exposures as of June 30, 2004 (dollars in millions)
Assured Guaranty Corp. 25 Largest Structured Finance Exposures as of June 30, 2004 (dollars in millions)
Assured Guaranty Re International Consolidated GAAP Income Statements (dollars in thousands)
Assured Guaranty Re International Consolidated GAAP Balance Sheets (dollars in thousands)
Assured Guaranty Re International Financial Guaranty Profile (dollars in millions)
Assured Guaranty Ltd. Annual Financial and Statistical Data (dollars in millions)